Exhibit 10.24

                                AGENCY AGREEMENT

     This Agreement is made as of January 1, 2004 between each entity listed as a "Seller" on Schedule 1 attached hereto (each a "Seller" and collectively the "Sellers") and each entity listed as an "Agent" on Schedule 2 (each an "Agent" and collectively the "Agents").

                                    RECITALS

Seller manufactures and/or sells Titanium Dioxide Products, Titanium Chemicals and Iron-Based Co-Product Chemicals ("Products"). Agent desires to engage in the business of marketing and promoting sales of Products on behalf of the Seller in the territory (the "Territory") set forth under Agent's name in
Schedule 3; and

Pursuant to the terms of this Agreement, Seller desires to authorize Agent to represent Seller and market and promote sales of Products on behalf of the Seller in the Territory;

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement, the parties agree as follows:

1. Grant. Seller appoints Agent to represent Seller as a sales agent to market and promote sales of Products in the Territory. Agent is authorized to conduct such marketing and promotion activities in the Territory either directly or through the use of other agents. Agent may conduct marketing and promotion activities outside of the Territory upon prior written consent from Seller. Agent agrees to act in compliance with Seller's sales guidelines.

2. Acceptance. Agent hereby accepts appointment as the Seller's sales agent in the Territory and agrees to use its best efforts to market and promote the sales of Seller's Products in the Territory.

3. Facilities, Equipment, Personnel. Agent shall obtain, use, maintain and provide adequate equipment, facilities and personnel to perform its functions under this Agreement and shall make them available to Seller for consultation or inspection to ensure compliance with the terms of this agreement upon request from Seller and at no cost to Seller.

4. Samples, Product Information, Support. Agent shall use its best efforts to provide purchasers and prospective purchasers of Products all information, samples and materials concerning Products that such purchasers and prospective purchasers request and that Seller makes available and provides to Agent for such purposes. Seller shall make available at its own expense to Agent, samples of Products, technical or sales information, brochures, advertising, labeling and other materials that Seller deems appropriate to enable Agent to promote the sale of, and obtain orders for Products. Seller undertakes, for sales promotion purposes, to provide experienced technical service personnel for joint visits to customers, as the case may require and in agreement with Agent. The costs incurred in this context shall be borne by Seller.

5. Customer Information. Agent undertakes to keep Seller regularly informed of any and all events of importance occurring in the Territory, particularly if they could have an impact on the sale of Products, and to report on the activities of competitors, as well as imports and exports of competitor products. Agent shall regularly inform Seller of the financial standing of new customers and, if there is occasion for doing so, immediately notify Seller of changes in the financial standing of all customers.

6. Expenses. Except as otherwise expressly set forth herein, all marketing and promotion activity expenses incurred by Agent pursuant to this Agreement shall be for Agent's account without compensation or reimbursement to Agent by Seller. Agent shall incur no expenses for the account of Seller without the prior written consent of Seller.

7. Authority of Agent. The Agent is an independent contractor of the Seller. Nothing in this Agreement shall be construed to designate Agent or its agents as a legal representative of Seller for the purpose of binding Seller to any representation, commitment or agreement or express or implied warranty made by Agent.

8. Customer Complaints. Agent agrees to assist in resolving customer complaints on behalf of the Seller. Agent shall provide Seller with specific details regarding the nature of the complaints and shall coordinate with Seller with respect to remedies taken or any additional action that may be required by the Seller for the resolution of the complaints. However, Agent shall not have the authority to resolve any customer complaints on behalf of Seller without Seller's prior authorization.

9. Acceptance of Orders. The Agent is authorized to receive orders on Sellers' behalf in the Territory and to determine which Seller with whom to place such order. All orders received by Agent and placed with Seller are subject to Seller's acceptance. Agent agrees to assist Seller in price negotiations with the customer. However, the final sales price to the customer on all orders is subject to Seller's approval. Seller undertakes, within its delivery possibilities, to execute all orders received from or through the Agent, always provided that the conditions of such orders are acceptable to Seller and do not contradict the agreements with Seller.

10. Sale of Products. Agent shall not be entitled to engage in any sales-promoting or sales-supporting activities whatsoever for competing products from other market players. In particular, the Agent shall be forbidden to sell competing products or assist in mediating their sale. Agent undertakes to market the Products only in their original condition and presentation, as well as under their original names and trademarks, unless specifically agreed otherwise with Seller.

11.  Delivery.   Seller  is  responsible  for  all  transportation,   storage  /
     warehouse, and related charges, including customs, duties, local and other applicable taxes, arising from shipment of the Products to the customer.

12. Commissions. Agent shall receive the commission set forth on Schedule 4 (the "Commission") on the net sales price of the Products to the customer (after discounts and rebates).

13. Currency and Exchange Rate. If conversion to another currency is required, the monthly corporate exchange rate shall be used. All amounts shall be denominated in the currency of the Agent.

14. Payment Terms. Seller shall pay Commissions to Agent on the 15th day of the month following the receipt of invoice. The Seller shall deduct and remit on behalf of the Agent to the applicable governmental authority any applicable withholding taxes due on the gross payment amount. Seller may offset amounts due to Agent through the Kronos netting system.

15. Collections. Agent undertakes to assist Seller in collecting receivables due in the Territory and, at the request of Seller, to take all steps necessary to safeguard Seller's interests in case of delay or default in payment, and also to recover goods already delivered.

16. Product Warranties. Seller warrants that at the time of delivery to customer, the Products shall conform in all material respects to the specifications for such Products published by Seller. Seller further warrants that it will convey to customer good title to the Products free from any lawful encumbrance. SELLER MAKES NO WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE, NOR IS THERE ANY OTHER EXPRESS OR IMPLIED WARRANTY.

17. Returns and Adjustments. In the event of a breach of the warranty set forth herein, Seller agrees to negotiate in good faith with customer to reach an equitable price adjustment on the Product.

18. Product Allocation. In the event of Seller's inability to supply the total requirements for the Products specified in an order Seller has accepted from Agent, Seller may allocate its available supply of Products among any or all of Seller's customers or other purchasers on such basis as Seller, in its reasonable discretion, may deem fair and practical.

19. Reservation. Nothing in this Agreement shall be construed to prevent Seller from marketing or selling its Products into the Territory directly or indirectly.

20. Term. The term of this Agreement shall begin on the date first written above (the "effective date") and shall continue in full force and effect for one year from the effective date, subject to automatic renewal for a consecutive one year term, unless terminated pursuant to the terms of this Agreement.

21.  Termination

     (a) Without Cause. Either Seller or Agent may terminate this Agreement at any time by giving written notice of termination, via Registered or Certified Mail, to the other party at least one hundred-eighty (180) days prior to the effective date of termination. This Agreement may be terminated for any reason or no reason and with or without cause.

     (b) For Cause. This Agreement may be terminated if either party shall violate a material term of this Agreement and fail to discontinue the violation or to cure the violation within thirty (30) days after the receipt of written notice of the violation.

22. Limitation of Liability. In no event shall either party be liable to the other for any type of indirect, special, consequential, exemplary, or punitive damages, including but not limited to loss of profit or revenue or loss of operating time or production.

23. Force Majeure. In the event of war, fire, flood, strike, labor trouble, breakage, or failure of performance of equipment, or shortage or inadequacy of raw materials, supplies or equipment, accident, riot, act of governmental authority, acts of God, or other similar contingencies beyond the reasonable control of Seller interfering with Seller's production, supply, transportation or use of raw materials of Products, or in the event of inability to obtain, on terms deemed by Seller to be practicable, any raw material (including energy source) used in connection with production of Products, quantities so affected shall be eliminated from quantities ordered without any liability of Seller, but the terms shall otherwise remain unaffected. Seller may, during any period of shortage, due to any of the causes indicated in this paragraph, allocate its available supply of Products among any or all purchasers on such basis as Seller, in its reasonable discretion, may deem fair and practical.

24. Assignments; Amendment. This Agreement shall not be assigned by Agent in whole or in part without the prior written consent of Seller. This Agreement may be amended at any time by the mutual consent of both parties.

25. Entirety. All Schedules and Exhibits to this Agreement are incorporated by reference herein and shall form a part of this Agreement as though expressly set forth herein. There is no understanding, representation, or warranty of any kind expressed or implied, not expressly set forth in this Agreement. No modification of this Agreement shall be of any force or effect unless in writing signed by the party to be bound.



IN WITNESS WHEREOF, the parties below have executed this agreement as of the date first written above.



AGENT:


KRONOS TITAN AS


By:/s/ Terje Karlsen                    By:/s/ Per Thoen
-----------------------------           -------------------------------

Name: Terje Karlsen                     Name: Per Thoen
-----------------------------           -------------------------------

Title:                                  Title:
-----------------------------           -------------------------------

SOCIETE INDUSTRIELLE DU TITANE, S.A.


By:/s/ Thomas Cerny
-----------------------------

Name: Thomas Cerny
-----------------------------

Title:
-----------------------------

KRONOS INTERNATIONAL, INC.


By:/s/ Volker Roth                      By:/s/ Ulfert Fiand
-----------------------------           -------------------------------

Name: Volker Roth                       Name: Ulfert Fiand
-----------------------------           -------------------------------

Title:                                  Title:
-----------------------------           -------------------------------

KRONOS TITAN GmbH


By:/s/ Volker Roth                      By:/s/ Ulrich Kabelac
-----------------------------           -------------------------------

Name: Volker Roth                       Name: Ulrich Kabelac
-----------------------------           -------------------------------

Title:                                  Title:
-----------------------------           -------------------------------


SELLER:


KRONOS TITAN GmbH


By:/s/ Volker Roth                      By:/s/ Ulrich Kabelac
-----------------------------           -------------------------------

Name: Volker Roth                       Name: Ulrich Kabelac
-----------------------------           -------------------------------

Title:                                  Title:
-----------------------------           -------------------------------

KRONOS EUROPE S.A./N.V.


By:/s/ Erik van der Auwera              By:/s/ Henry Basson
-----------------------------           -------------------------------

Name: Erik van der Auwera               Name: Henry Basson
-----------------------------           -------------------------------

Title:                                  Title:
-----------------------------           -------------------------------

KRONOS TITAN AS


By:/s/ Ingvar Sivertsen                 By:/s/ Oystein Rushfeldt
-----------------------------           -------------------------------

Name: Ingvar Sivertsen                  Name: Oystein Rushfeldt
-----------------------------           -------------------------------

Title:                                  Title:
-----------------------------           -------------------------------

KRONOS INTERNATIONAL, INC.


By:/s/ Volker Roth                      By:/s/ Ulfert Fiand
-----------------------------           -------------------------------

Name: Volker Roth                       Name: Ulfert Fiand
-----------------------------           -------------------------------

Title:                                  Title:
-----------------------------           -------------------------------

KRONOS CANADA, INC.


By:/s/ Antoine Doan
-----------------------------

Name: Antoine Doan
-----------------------------

Title:
-----------------------------



                                   SCHEDULE 1
                                     SELLER

The following entities are each a "Seller" under the Agreement

1.   Kronos Titan GmbH
2.   Kronos Europe S.A./N.V.
3.   Kronos Canada, Inc.
4.   Kronos Titan AS
5.   Kronos International, Inc.


                                   SCHEDULE 2
                                      AGENT

The following entities are each an "Agent" under the Agreement. With respect to each entity listed below that is also listed as a "Seller" on Schedule 1 attached hereto, the parties understand and agree that such entity is included in the Agreement for purposes of selling to, or purchasing from, other Agents and Sellers, respectively, hereunder and not itself.

1.   Kronos Titan AS
2.   Societe Industrielle Du Titane, S.A.
3.   Kronos International, Inc.
4.   Kronos Titan GmbH



                                   SCHEDULE 3
                                    TERRITORY

Each Agent is authorized to sell the Products listed below in each "Territory" listed below.

1. Kronos Titan AS: Titanium Dioxide Products and Titanium Chemicals in Sweden, Norway, Finland, Lithuania, Latvia and Estonia.
2. Societe Industrielle Du Titane, S.A.: Titanium Dioxide Products and Titanium Chemicals in Algeria, Greece, Spain, Portugal, Morocco, Italy and Tunisia; Iron-Based Co-Product Chemicals in France.
3. Kronos International, Inc.: Titanium Dioxide Products and Titanium Chemicals in Egypt, the Far East, Africa (excluding the Maghrib countries), Central and South America, Turkey and Malta; Iron-Based Co-Product Chemicals Worldwide
4. Kronos Titan GmbH: Titanium Dioxide Products and Titanium Chemicals in Switzerland, Austria, Poland, Hungary, Rumania, Albania, Croatia, Bosnia-Hercegovina, Serbia, Slovenia, Slovakia, Czech Republic, Armenia, Macedonia, Uzbekistan, Ukraine, Russia, Belarus and various other Eastern European countries.


                                   SCHEDULE 4
                                   COMMISSIONS

1. The Commission for each Agent promoting sales of Titanium Dioxide Products and Titanium Chemicals in the Territories of Norway, Sweden, Finland, Latvia, Lithuania and Estonia shall be 5% of the net sales price of the Products to the customer (after discounts and rebates).

2. The Comission for each Agent promoting sales of Titanium Dioxide Products and Titanium Chemicals in the Territory of North Africa shall be 3% of the net sales price of the Products to the customer (after discounts and rebates).

3. The Comission due to Societe Industrielle du Titane, S.A. for promoting sales of Iron-Based Co-Product Chemicals shall be 3% of the net sales price of the Products to the customer (after discounts and rebates).

4. The Comission due to Kronos International, Inc. for promoting sales of Iron-Based Co-Product Chemicals produced by Kronos Titan AS shall be 2% of the net sales price of the Products to the customer (after discounts and rebates).

5. The Comission for each Agent promoting sales of all other Products in all other Territories shall be 1% of the net sales price of the Products to the customer (after discounts and rebates).